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                                                                    EXHIBIT 99.4

                                                                          Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES

Beginning of the Month Principal Receivables:                         $              2,673,458,907.69
Beginning of the Month Finance Charge Receivables:                    $                131,033,039.35
Beginning of the Month Discounted Receivables:                        $                          0.00
Beginning of the Month Total Receivables:                             $              2,804,491,947.04


Removed Principal Receivables:                                        $                          0.00
Removed Finance Charge Receivables:                                   $                          0.00
Removed Total Receivables:                                            $                          0.00


Additional Principal Receivables:                                     $                 47,647,525.13
Additional Finance Charge Receivables:                                $                    832,096.18
Additional Total Receivables:                                         $                 48,479,621.31


Discounted Receivables Generated this Period:                         $                          0.00


End of the Month Principal Receivables:                               $              2,604,843,793.93
End of the Month Finance Charge Receivables:                          $                122,723,791.84
End of the Month Discounted Receivables:                              $                          0.00
End of the Month Total Receivables:                                   $              2,727,567,585.77


Special Funding Account Balance                                       $                          0.00
Aggregate Invested Amount (all Master Trust Series)                   $              2,330,000,000.00
End of the Month Transferor Amount                                    $                274,843,793.93
End of the Month Transferor Percentage                                                          10.55%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                RECEIVABLES


       30-59 Days Delinquent                                          $                 67,807,866.49
       60-89 Days Delinquent                                          $                 44,718,045.02
       90+ Days Delinquent                                            $                 96,005,313.63
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                                                                          Page 2

       Total 30+ Days Delinquent                                         $                208,531,225.14
       Delinquent Percentage                                                                        7.65%


Defaulted Accounts During the Month                                      $                 20,557,139.80
Annualized Default Percentage                                                                       9.23%


Principal Collections                                                                     397,629,148.50
Principal Payment Rate                                                                             14.87%


Total Payment Rate                                                                                 15.94%


INVESTED AMOUNTS


       Class A Initial Invested Amount                                $                   322,000,000.00
       Class B Initial Invested Amount                                $                    28,000,000.00


INITIAL INVESTED AMOUNT                                               $                   350,000,000.00

       Class A Invested Amount                                        $                   368,000,000.00
       Class B Invested Amount                                        $                    32,000,000.00

INVESTED AMOUNT                                                       $                   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                     15.01%
PRINCIPAL ALLOCATION PERCENTAGE                                                                    15.01%


MONTHLY SERVICING FEE                                                 $                       666,666.66

INVESTOR DEFAULT AMOUNT                                               $                     3,085,626.68


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                        92.00%

       Class A Finance Charge Collections                             $                     7,264,579.29
       Other Amounts                                                  $                             0.00

TOTAL CLASS A AVAILABLE FUNDS                                         $                     7,264,579.29
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                                                                          Page 3

       Class A Monthly Interest                                       $                     1,647,426.11
       Class A Servicing Fee                                          $                       613,333.33
       Class A Investor Default Amount                                $                     2,838,776.55

TOTAL CLASS A EXCESS SPREAD                                           $                     2,165,043.30


REQUIRED AMOUNT                                                       $                             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                         8.00%

       Class B Finance Charge Collections                             $                       631,702.58
       Other Amounts                                                  $                             0.00

TOTAL CLASS B AVAILABLE FUNDS                                         $                       631,702.58


       Class B Monthly Interest                                       $                       146,698.89
       Class B Servicing Fee                                          $                        53,333.33


TOTAL CLASS B EXCESS SPREAD                                           $                       431,670.36


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                   $                  2,596,713.66


       Excess Spread Applied to Required Amount                       $                          0.00

       Excess Spread Applied to Class A Investor                      $                          0.00
       Charge Offs

       Excess Spread Applied to Class B                               $                    246,850.13
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                         $                          0.00
       Class B Invested Amount
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                                                                          Page 4



       Excess Spread Applied to Monthly Cash                          $                     28,933.33
       Collateral Fee

       Excess Spread Applied to Cash Collateral                       $                          0.00
       Account

       Excess Spread Applied to other amounts owed                    $                          0.00
       Cash Collateral Depositor


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                           $                  2,320,930.20


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --


TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                     $                 13,365,516.35


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                        $                          0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to                   $                          0.00
       Required Amount

       Excess Finance Charge Collections Applied to                   $                          0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                   $                          0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to                   $                          0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to                   $                          0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                   $                          0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                   $                          0.00
       other amounts owed Cash Collateral Depositor
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                                                                          Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                 7.21%
       Base Rate (Prior Month)                                                                   7.21%
       Base Rate (Two Months Ago)                                                                7.27%

THREE MONTH AVERAGE BASE RATE                                                                    7.23%

       Portfolio Yield (Current Month)                                                          14.43%
       Portfolio Yield (Prior Month)                                                            11.87%
       Portfolio Yield (Two Months Ago)                                                         13.42%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                             13.24%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                    92.00%

       Class A Principal Collections                                  $                 54,883,064.33

CLASS B PRINCIPAL PERCENTAGE                                                                     8.00%

       Class B Principal Collections                                  $                  4,772,440.38

TOTAL PRINCIPAL COLLECTIONS                                           $                 59,655,504.71

REALLOCATED PRINCIPAL COLLECTIONS                                     $
                                                                      $                          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $                          0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                                 $                          0.00
       Deficit Controlled Amortization Amount                         $                          0.00

CONTROLLED DEPOSIT AMOUNT                                             $                          0.00
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                                                                          Page 6


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                                 $                      0.00
       Deficit Controlled Accumulation Amount                         $                      0.00

CONTROLLED DEPOSIT AMOUNT                                             $                      0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                   $             59,655,504.71
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                          $                      0.00

CLASS B INVESTOR CHARGE OFFS                                          $                      0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $                      0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                               $                      0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                                $             52,000,000.00
       Available Cash Collateral Amount                               $             52,000,000.00


TOTAL DRAW AMOUNT                                                     $                      0.00
CASH COLLATERAL ACCOUNT SURPLUS                                       $                      0.00



                                                                                First USA Bank, NA
                                                                                as Servicer


                                                                                By:  /s/ Tracie Klein
                                                                                     -----------------------------
                                                                                         Tracie H. Klein
                                                                                         First Vice President
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